                                                                    Exhibit 99.1

                            Joint Filer Information

Name of Joint Filer:                    Marquee Raine Acquisition Sponsor LP

Address of Joint Filer:                 c/o Marquee Raine Acquisition Corp.
                                        65 East 55th Street, 24th Floor
                                        New York, NY 10010

Relationship of Joint Filer to Issuer:  10% Owner

Issuer Name and Ticker or Trading
Symbol:                                 Marquee Raine Acquisition Corp. [MRAC]

Date of Event Requiring Statement:      October 18, 2021

Designated Filer:                       Marquee Raine Acquisition Sponsor LP

Signature:

Marquee Raine Acquisition Sponsor LP
Acting by its general partner,

Marquee Raine Acquisition Sponsor GP Ltd.

By:   /s/ Brandon Gardner
      -------------------------------
      Name: Brandon Gardner
      Title: Director

By:   /s/ Thomas S. Ricketts
      -------------------------------
      Name: Thomas S. Ricketts
      Title: Director

Date: October 18, 2021

                                                                    Exhibit 99.1

                            Joint Filer Information

Name of Joint Filer:                    Marquee Raine Acquisition Sponsor GP
                                        Ltd.

Address of Joint Filer:                 c/o Marquee Raine Acquisition Corp.
                                        65 East 55th Street, 24th Floor
                                        New York, NY 10010

Relationship of Joint Filer to Issuer:  10% Owner

Issuer Name and Ticker or Trading
Symbol:                                 Marquee Raine Acquisition Corp. [MRAC]

Date of Event Requiring Statement:      October18, 2021

Designated Filer:                       Marquee Raine Acquisition Sponsor LP

Signature:

Marquee Raine Acquisition Sponsor GP
Ltd.

By:   /s/ Brandon Gardner
      -------------------------------
      Name: Brandon Gardner
      Title: Director

By:   /s/ Thomas S. Ricketts
      -------------------------------
      Name: Thomas S. Ricketts
      Title: Director

Date: October 18, 2021

                                                                    Exhibit 99.1

                            Joint Filer Information

Name of Joint Filer:                    Raine Holdings AIV LLC

Address of Joint Filer:                 c/o Marquee Raine Acquisition Corp.
                                        65 East 55th Street, 24th Floor
                                        New York, NY 10010

Relationship of Joint Filer to Issuer:  10% Owner

Issuer Name and Ticker or Trading
Symbol:                                 Marquee Raine Acquisition Corp. [MRAC]

Date of Event Requiring Statement:      October 18, 2021

Designated Filer:                       Marquee Raine Acquisition Sponsor LP

Signature:

Raine Holdings AIV LLC

By:   /s/ Brandon Gardner
      -------------------------------
      Name: Brandon Gardner
      Title: President

Date: October 18, 2021

                                                                    Exhibit 99.1

                            Joint Filer Information

Name of Joint Filer:                    Raine SPAC Holdings LLC

Address of Joint Filer:                 c/o Marquee Raine Acquisition Corp.
                                        65 East 55th Street, 24th Floor
                                        New York, NY 10010

Relationship of Joint Filer to Issuer:  10% Owner

Issuer Name and Ticker or Trading
Symbol:                                 Marquee Raine Acquisition Corp. [MRAC]

Date of Event Requiring Statement:      October 18, 2021

Designated Filer:                       Marquee Raine Acquisition Sponsor LP

Signature:

Raine SPAC Holdings LLC

By:   /s/ Joseph Beyrouty
      -------------------------------
      Name: Joseph Beyrouty
      Title: Vice President

Date: October 18, 2021

                                                                    Exhibit 99.1

                            Joint Filer Information

Name of Joint Filer:                    Raine RR SPAC SPV I LLC

Address of Joint Filer:                 c/o Marquee Raine Acquisition Corp.
                                        65 East 55th Street, 24th Floor
                                        New York, NY 10010

Relationship of Joint Filer to Issuer:  10% Owner

Issuer Name and Ticker or Trading
Symbol:                                 Marquee Raine Acquisition Corp. [MRAC]

Date of Event Requiring Statement:      October 18, 2021

Designated Filer:                       Marquee Raine Acquisition Sponsor LP

Signature:

Raine RR SPAC SPV I LLC

By:   /s/ Joseph Beyrouty
      -------------------------------
      Name: Joseph Beyrouty
      Title: Vice President

Date: October 18, 2021

                                                                    Exhibit 99.1

                            Joint Filer Information

Name of Joint Filer:                    Ricketts SPAC Investment LLC

Address of Joint Filer:                 c/o Marquee Raine Acquisition Corp.
                                        65 East 55th Street, 24th Floor
                                        New York, NY 10010

Relationship of Joint Filer to Issuer:  10% Owner

Issuer Name and Ticker or Trading
Symbol:                                 Marquee Raine Acquisition Corp. [MRAC]

Date of Event Requiring Statement:      October 18, 2021

Designated Filer:                       Marquee Raine Acquisition Sponsor LP

Signature:

Ricketts SPAC Investment LLC

By:   /s/ Alfred Levitt
      -------------------------------
      Name: Alfred Levitt
      Title: Secretary

Date: October 18, 2021

                                                                    Exhibit 99.1

                            Joint Filer Information

Name of Joint Filer:                    Marquee Sports Holdings SPAC I, LLC

Address of Joint Filer:                 c/o Marquee Raine Acquisition Corp.
                                        65 East 55th Street, 24th Floor
                                        New York, NY 10010

Relationship of Joint Filer to Issuer:  10% Owner

Issuer Name and Ticker or Trading
Symbol:                                 Marquee Raine Acquisition Corp. [MRAC]

Date of Event Requiring Statement:      October 18, 2021

Designated Filer:                       Marquee Raine Acquisition Sponsor LP

Signature:

Marquee Sports Holdings SPAC I, LLC

By:   /s/ Crane H. Kenney
      --------------------------------
      Name: Crane H. Kenney
      Title: Chief Executive Officer

Date: October 18, 2021